Number                       Image                   Shares
                         Entertainment

   Incorporated Under the Laws of the State of California

                 Common Stock 25,000,000 Shares        CUSIP 452439 20 1
                          NO PAR VALUE                       SEE REVERSE
                                                 FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT                                 is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES, NO PAR VALUE COMMON STOCK, OF

IMAGE ENTERTAINMENT, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation and Bylaws of the Corporation as now or hereafter amended (a copy of which is on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent.

          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

  Dated



       Secretary                               President

                  IMAGE ENTERTAINMENT, INC.
                         CORPORATE
                           [SEAL]
                         CALIFORNIA

COUNTERSIGNED:
American Securities Transfer, Inc.
P.O. Box 1596
Denver, Colorado 80201

By_____________________________________
Transfer Agent & Registrar Authorized Signature

                      [reverse side]

                  Image Entertainment, Inc.

      TRANSFER FEE:  $15.00 PER NEW CERTIFICATE ISSUED



     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common    UNIF GIFT MIN ACT -.....Custodian......
TEN ENT  - as tenants by the                         (Cust)        (Minor)
           entireties                        under Uniform Gifts to Minors
JT TEN   - as joint tenants                  Act..........................
           with right of                                 (State)
           survivorship and not
           as tenants in common

 Additional abbreviations may also be used though not in the above list.
_________________________________________________________________________

For Value Received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________

____________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP
                    CODE, OF ASSIGNEE)

____________________________________________________________

____________________________________________________________


_______________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________ attorney-in-fact to transfer the said stock on the books of the within-named
Corporation, with full power of substitution in the premises.

Dated ___________________________


                     __________________________________
                     __________________________________
                     NOTICE:   THE SIGNATURE(S) TO THIS
                     ASSIGNMENT MUST CORRESPOND WITH THE
                     NAME(S) AS WRITTEN UPON THE FACE OF
                     THE CERTIFICATE IN EVERY PARTICULAR,
                     WITHOUT ALTERATION OR ENLARGEMENT OR
                     ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed:


____________________________________________

The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan
Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.